2004033146
                                            04/23/2004  01:35:22  PM Filed &
                                            Recorded in
                                            Official Records of
                                            CAROLYN STFILEY PULASKI
                                            COUNTY  CIRCUIT/COUNTY
                                            CLERK Fees $32.00


-State of Arkansas-





                                      -SPACE ABOVE THIS LINE FOR RECORDING DATA-


 This instrument was prepared by (name,address): BANK OF THE OZARKS



 LENDER TELEPHONE NO.
 PERSON TO RELEASE LIEN (NAME AND TITLE)




                              REAL ESTATE MORTGAGE
                          (WITH FUTURE ADVANCE CLAUSE)


1. DATE AND PARTIES. The date of this Mortgage is APRIL 20, 2004 and the parties and their addresses are as follows:



MORTGAGOR:



CAPITOL DEVELOPMENT OF ARKANSAS,INC.






Refer to the Addendum which is attached and incorporated herein for additional Mortgagors.



LENDER:

            BANK OF THE OZARKS (CHENAL)
            P 0 BOX 8811 LITTLE ROCK
            AR 72231-8811




2. MORTGAGE. FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS ACKNOWLEDGED, AND TO SECURE THE SECURED DEBT (HEREAFTER
    DEFINED), MORTGAGOR GRANTS, BARGAINS, CONVEYS AND MORTGAGES TO^LENDER THE FOLLOWING DESCRIBED PROPERTY:

         TRACT D-R AND TRACT D-1 , REPLAT OF TRACT D , MAUMELLE TOWN CENTER ADDITION TO THE CITY OF MAUMELLE, PULASKI COUNTY,
         ARKANSAS.


           SEE "EXHIBIT A"





    The property is located in PULASKI   at    TOWN  CENTER ADDITION,  MAUMELLE,
    Arkansas

    FORM 15    (ADDRESS)                 (CITY)       (ZIP CODE)

ARKANSAS-AGRICULTURAL/COMMERCIAL REAL ESTATE SECURITY INSTRUMENT (NOT FOR FNMA. FHLMC. FH,

(C)1993,2001 BANKERS SYSTEMS, INC., ST. CLOUD, MN FORM AGCO-RESI-AR 1/2/2003

TOGETHER WITH ALL RIGHTS, EASEMENTS, APPURTENANCES, ROYALTIES, MINERAL RIGHTS, OIL AND GAS RIGHTS, CROPS, TIMBER, ALL DIVERSION PAYMENTS OR THIRD PARTY PAYMENTS MADE TO CROP PRODUCERS WHICH ARE NOT DIRECTLY RELATED TO CROP PRODUCTION PROCEEDS, AND ALL EXISTING AND FUTURE IMPROVEMENTS, STRUCTURES, FIXTURES, AND REPLACEMENTS THAT MAY NOW, OR AT ANY TIME IN THE FUTURE, BE PART OF THE REAL ESTATE DESCRIBED ABOVE (ALL REFERRED TO AS "PROPERTY"). THE TERM PROPERTY ALSO INCLUDES, BUT IS NOT LIMITED TO, ANY AND ALL WATER WELLS, WATER, DITCHES, RESERVOIRS, RESERVOIR SITES AND DAMS LOCATED ON THE REAL ESTATE AND ALL RIPARIAN AND WATER RIGHTS ASSOCIATED WITH THE PROPERTY, HOWEVER ESTABLISHED.

3. MAXIMUM OBLIGATION LIMIT. THE TOTAL PRINCIPAL AMOUNT OF THE SECURED DEBT (HEREAFTER DEFINED) SECURED BY THIS MORTGAGE AT ANY ONE TIME SHALL NOT EXCEED $ ________2 , 050 ,000.00________ O THIS LIMITATION OF AMOUNT DOES NOT INCLUDE INTEREST, LOAN CHARGES, COMMITMENT FEES, BROKERAGE COMMISSIONS, ATTORNEYS' FEES AND OTHER CHARGES VALIDLY MADE PURSUANT TO THIS MORTGAGE AND DOES NOT APPLY TO ADVANCES (OR INTEREST ACCRUED ON SUCH ADVANCES) MADE UNDER THE TERMS OF THIS MORTGAGE TO PROTECT LENDER'S SECURITY AND TO PERFORM ANY OF THE COVENANTS CONTAINED IN THIS MORTGAGE. FUTURE ADVANCES ARE CONTEMPLATED AND, ALONG WITH OTHER FUTURE OBLIGATIONS, ARE SECURED BY THIS MORTGAGE EVEN THOUGH ALL OR PART MAY NOT YET BE ADVANCED. NOTHING IN THIS MORTGAGE, HOWEVER, SHALL CONSTITUTE A COMMITMENT TO MAKE ADDITIONAL OR FUTURE LOANS OR ADVANCES IN ANY AMOUNT. ANY SUCH COMMITMENT WOULD NEED TO BE AGREED TO IN A SEPARATE WRITING.

4. SECURED DEBT DEFINED. THE TERM "SECURED DEBT" INCLUDES, BUT IS NOT LIMITED TO, THE FOLLOWING:

     A. THE PROMISSORY NOTE(S), CONTRACT(S), GUARANTY(IES) OR OTHER EVIDENCE OF DEBT DESCRIBED BELOW AND ALL EXTENSIONS, RENEWALS, MODIFICATIONS OR SUBSTITUTIONS (EVIDENCE OF DEBT) (E.G., BORROWER'S NAME, NOTE AMOUNT, INTEREST RATE, MATURITY DATE):

             BORROWER: CAPITOL DEVELOPMENT OF ARKANSAS, INC
             NOTE AMOUNT:  $2,050,000.00
             MATURITY DATE:  04/15/2006


     B. ALL FUTURE ADVANCES FROM LENDER TO MORTGAGOR OR OTHER FUTURE OBLIGATIONS OF MORTGAGOR TO LENDER UNDER ANY PROMISSORY NOTE, CONTRACT, GUARANTY, OR OTHER EVIDENCE OF DEBT EXISTING NOW OR EXECUTED AFTER THIS MORTGAGE WHETHER OR NOT THIS MORTGAGE IS SPECIFICALLY REFERRED TO IN THE EVIDENCE OF DEBT, AND WHETHER OR NOT SUCH FUTURE ADVANCES OR FUTURE OBLIGATIONS ARE INCURRED FOR ANY PURPOSE THAT WAS RELATED OR UNRELATED TO THE PURPOSE OF THE EVIDENCE OF DEBT.

     C. ALL OBLIGATIONS MORTGAGOR OWES TO LENDER, WHICH NOW EXIST OR MAY LATER ARISE, TO THE EXTENT NOT PROHIBITED BY LAW, INCLUDING, BUT NOT LIMITED TO, LIABILITIES FOR OVERDRAFTS RELATING TO ANY DEPOSIT ACCOUNT AGREEMENT BETWEEN MORTGAGOR AND LENDER.

     D.   ALL  ADDITIONAL  SUMS  ADVANCED  AND  EXPENSES  INCURRED BY LENDER FOR
          INSURING, PRESERVING OR OTHERWISE PROTECTING THE PROPERTY AND ITS VALUE AND ANY OTHER SUMS ADVANCED AND EXPENSES INCURRED BY LENDER UNDER THE TERMS OF THIS MORTGAGE, PLUS INTEREST AT THE SAME RATE PROVIDED IN THE EVIDENCE OF DEBT.

     E. MORTGAGOR'S PERFORMANCE UNDER THE TERMS OF ANY INSTRUMENT EVIDENCING A DEBT BY MORTGAGOR TO LENDER AND ANY MORTGAGE SECURING, GUARANTYING, OR OTHERWISE RELATING TO THE DEBT.

     IF MORE THAN ONE PERSON SIGNS THIS MORTGAGE AS MORTGAGOR, EACH MORTGAGOR AGREES THAT THIS MORTGAGE WILL SECURE ALL FUTURE ADVANCES AND FUTURE OBLIGATIONS DESCRIBED ABOVE THAT ARE GIVEN TO OR INCURRED BY ANY ONE OR MORE MORTGAGOR, OR ANY ONE OR MORE MORTGAGOR AND OTHERS. THIS MORTGAGE WILL NOT SECURE ANY OTHER DEBT IF LENDER FAILS, WITH RESPECT TO SUCH OTHER DEBT, TO MAKE ANY REQUIRED DISCLOSURE ABOUT THIS MORTGAGE OR IF LENDER FAILS TO GIVE ANY REQUIRED NOTICE OF THE RIGHT OF RESCISSION.

5. PAYMENTS. MORTGAGOR AGREES TO MAKE ALL PAYMENTS ON THE SECURED DEBT WHEN DUE AND IN ACCORDANCE WITH THE TERMS OF THE EVIDENCE OF DEBT OR THIS MORTGAGE.

     B. WARRANTY OF TITLE. MORTGAGOR COVENANTS THAT MORTGAGOR IS LAWFULLY SEIZED OF THE ESTATE CONVEYED BY THIS MORTGAGE AND HAS THE RIGHT TO GRANT, BARGAIN, CONVEY, SELL, AND MORTGAGE THE PROPERTY AND WARRANTS THAT THE PROPERTY IS UNENCUMBERED, EXCEPT FOR ENCUMBRANCES OF RECORD.

7. CLAIMS AGAINST TITLE. MORTGAGOR WILL PAY ALL TAXES, ASSESSMENTS, LIENS, ENCUMBRANCES, LEASE PAYMENTS, GROUND RENTS, UTILITIES AND OTHER CHARGES RELATING TO THE PROPERTY WHEN DUE. LENDER MAY REQUIRE MORTGAGOR TO PROVIDE TO LENDER COPIES OF ALL NOTICES THAT SUCH AMOUNTS ARE DUE AND THE RECEIPTS EVIDENCING MORTGAGOR'S PAYMENT. MORTGAGOR WILL DEFEND TITLE TO THE PROPERTY AGAINST ANY CLAIMS THAT WOULD IMPAIR THE LIEN OF THIS MORTGAGE. MORTGAGOR AGREES TO ASSIGN TO LENDER, AS REQUESTED BY LENDER, ANY RIGHTS, CLAIMS OR DEFENSES WHICH MORTGAGOR MAY HAVE AGAINST PARTIES WHO SUPPLY LABOR OR MATERIALS TO IMPROVE OR MAINTAIN THE PROPERTY.

8. PRIOR SECURITY INTERESTS. WITH REGARD TO ANY OTHER MORTGAGE, DEED OF TRUST OR SECURITY AGREEMENT THAT CREATED A PRIOR SECURITY INTEREST OR ENCUMBRANCE ON THE PROPERTY AND THAT MAY HAVE PRIORITY OVER THIS MORTGAGE, MORTGAGOR
     AGREES:

     A.   TO MAKE  ALL  PAYMENTS  WHEN DUE AND TO  PERFORM  OR  COMPLY  WITH ALL
          COVENANTS.

     B. TO PROMPTLY DELIVER TO LENDER ANY NOTICES THAT MORTGAGOR RECEIVES FROM THE HOLDER. C. NOT TO MAKE OR PERMIT ANY MODIFICATION OR EXTENSION OF, AND NOT TO REQUEST OR ACCEPT ANY FUTURE ADVANCES UNDER ANY NOTE OR AGREEMENT SECURED BY, THE OTHER MORTGAGE, DEED OF TRUST OR SECURITY AGREEMENT UNLESS LENDER CONSENTS IN WRITING.

9. DUE ON SALE OR ENCUMBRANCE. LENDER MAY, AT ITS OPTION, DECLARE THE ENTIRE BALANCE OF THE SECURED DEBT TO BE IMMEDIATELY DUE AND PAYABLE UPON THE CREATION OF ANY LIEN, ENCUMBRANCE, TRANSFER, OR SALE, OR CONTRACT FOR ANY OF THESE ON THE PROPERTY. HOWEVER, IF THE PROPERTY INCLUDES MORTGAGOR'S RESIDENCE, THIS SECTION SHALL BE SUBJECT TO THE RESTRICTIONS IMPOSED BY FEDERAL LAW (12 C.F.R. 591 ET SEQ.), AS APPLICABLE. FOR THE PURPOSES OF THIS PARAGRAPH, THE TERM "PROPERTY" ALSO INCLUDES ANY INTEREST TO ALL OR ANY PART OF THE PROPERTY. THIS COVENANT SHALL RUN^WITH THE PROPERTY AND SHALL REMAIN IN EFFECT UNTIL THE SECURED DEBT IS PAID IN FULL AND THIS MORTGAGE IS RELEASED.

     FORM 215,
     S1993, 2001 BANKERS SYSTEMS.

10. TRANSFER OF AN INTEREST IN THE MORTGAGOR. IF MORTGAGOR IS AN ENTITY OTHER THAN A NATURAL PERSON (SUCH AS A CORPORATION OR OTHER ORGANIZATION). LENDER MAY DEMAND IMMEDIATE PAYMENT IF (1) A BENEFICIAL INTEREST IN MORTGAGOR IS SOLD OR TRANSFERRED; (2) THERE IS A CHANGE IN EITHER THE IDENTITY OR NUMBER OF MEMBERS OF A PARTNERSHIP; OR (3) THERE IS A CHANGE IN OWNERSHIP OF MORE THAN 25 PERCENT OF THE VOTING STOCK OF A CORPORATION. HOWEVER, LENDER MAY NOT DEMAND PAYMENT IN THE ABOVE SITUATIONS IF IT IS PROHIBITED BY LAW AS OF THE DATE OF THIS MORTGAGE.

11. ENTITY WARRANTIES AND REPRESENTATIONS. IF MORTGAGOR IS AN ENTITY OTHER THAN A NATURAL PERSON (SUCH AS A CORPORATION OR OTHER ORGANIZATION). MORTGAGOR MAKES TO LENDER THE FOLLOWING WARRANTIES AND REPRESENTATIONS WHICH SHALL BE CONTINUING AS LONG AS THE SECURED DEBT REMAINS OUTSTANDING:

     A. MORTGAGOR IS AN ENTITY WHICH IS DULY ORGANIZED AND VALIDLY EXISTING IN THE MORTGAGOR'S STATE OF INCORPORATION (OR ORGANIZATION). MORTGAGOR IS IN GOOD STANDING IN ALL STATES IN WHICH MORTGAGOR TRANSACTS BUSINESS. MORTGAGOR HAS THE POWER AND AUTHORITY TO OWN THE PROPERTY AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED AND, AS APPLICABLE, IS QUALIFIED TO DO SO IN EACH STATE IN WHICH MORTGAGOR OPERATES.

     B. THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS MORTGAGE BY MORTGAGOR AND THE OBLIGATION EVIDENCED BY THE EVIDENCE OF DEBT ARE WITHIN THE POWER OF MORTGAGOR, HAVE BEEN DULY AUTHORIZED, HAVE RECEIVED ALL NECESSARY GOVERNMENTAL APPROVAL, AND WILL NOT VIOLATE ANY PROVISION OF LAW, OR ORDER OF COURT OR GOVERNMENTAL AGENCY. C. OTHER THAN DISCLOSED IN WRITING MORTGAGOR HAS NOT CHANGED ITS NAME WITHIN THE LAST TEN YEARS AND HAS NOT USED ANY OTHER TRADE OR FICTITIOUS NAME. WITHOUT LENDER'S PRIOR WRITTEN CONSENT. MORTGAGOR DOES NOT AND WILL NOT USE ANY OTHER NAME AND WILL PRESERVE ITS EXISTING NAME, TRADE NAMES AND FRANCHISES UNTIL THE EVIDENCE OF DEBT IS SATISFIED.

12. PROPERTY CONDITION, ALTERATIONS AND INSPECTION. MORTGAGOR WILL KEEP THE PROPERTY IN GOOD CONDITION AND MAKE ALL REPAIRS THAT ARE REASONABLY NECESSARY. MORTGAGOR WILL GIVE LENDER PROMPT NOTICE OF ANY LOSS OR DAMAGE TO THE PROPERTY. MORTGAGOR WILL KEEP THE PROPERTY FREE OF NOXIOUS WEEDS AND GRASSES. MORTGAGOR WILL NOT INITIATE, JOIN IN OR CONSENT TO ANY CHANGE IN ANY PRIVATE RESTRICTIVE COVENANT, ZONING ORDINANCE OR OTHER PUBLIC OR PRIVATE RESTRICTION LIMITING OR DEFINING THE USES WHICH MAY BE MADE OF THE PROPERTY OR ANY PART OF THE PROPERTY, WITHOUT LENDER'S PRIOR WRITTEN CONSENT. MORTGAGOR WILL COMPLY WITH ALL LEGAL REQUIREMENTS AND RESTRICTIONS, WHETHER PUBLIC OR PRIVATE, WITH RESPECT TO THE USE OF THE PROPERTY. MORTGAGOR ALSO AGREES THAT THE NATURE OF THE OCCUPANCY AND USE WILL NOT CHANGE WITHOUT LENDER'S PRIOR WRITTEN CONSENT. MORTGAGOR WILL NOTIFY LENDER OF ALL DEMANDS, PROCEEDINGS, CLAIMS AND ACTIONS AGAINST MORTGAGOR OR ANY OTHER OWNER MADE UNDER ANY LAW OR REGULATION REGARDING USE, OWNERSHIP AND OCCUPANCY OF THE PROPERTY. NO PORTION OF THE PROPERTY WILL BE REMOVED, DEMOLISHED OR MATERIALLY ALTERED WITHOUT LENDER'S PRIOR WRITTEN CONSENT EXCEPT THAT MORTGAGOR HAS THE RIGHT TO REMOVE ITEMS OF PERSONAL PROPERTY COMPRISING A PART OF THE PROPERTY THAT BECOME WORN OR OBSOLETE, PROVIDED THAT SUCH PERSONAL PROPERTY IS REPLACED WITH OTHER PERSONAL PROPERTY AT LEAST EQUAL IN VALUE TO THE REPLACED PERSONAL PROPERTY, FREE FROM ANY TITLE RETENTION DEVICE, SECURITY AGREEMENT OR OTHER ENCUMBRANCE. SUCH REPLACEMENT OF PERSONAL PROPERTY WILL BE DEEMED SUBJECT TO THE SECURITY INTEREST CREATED BY THIS MORTGAGE. MORTGAGOR SHALL NOT PARTITION OR SUBDIVIDE THE PROPERTY WITHOUT LENDER'S PRIOR WRITTEN CONSENT. LENDER OR LENDER'S AGENTS MAY, AT LENDER'S OPTION, ENTER THE PROPERTY AT ANY REASONABLE TIME FOR THE PURPOSE OF INSPECTING THE PROPERTY. ANY INSPECTION OF THE PROPERTY SHALL BE ENTIRELY FOR LENDER'S BENEFIT AND MORTGAGOR WILL IN NO WAY RELY ON LENDER'S INSPECTION.

13. AUTHORITY TO PERFORM. IF MORTGAGOR FAILS TO PERFORM ANY OF MORTGAGOR'S DUTIES UNDER THIS MORTGAGE, OR ANY OTHER MORTGAGE, DEED OF TRUST, LIEN OR OTHER SECURITY INTEREST THAT HAS PRIORITY OVER THIS MORTGAGE, LENDER MAY, WITHOUT NOTICE, PERFORM THE DUTIES OR CAUSE THEM TO BE PERFORMED. MORTGAGOR APPOINTS LENDER AS ATTORNEY IN FACT TO SIGN MORTGAGOR'S NAME OR PAY ANY AMOUNT NECESSARY FOR PERFORMANCE. IF ANY CONSTRUCTION ON THE PROPERTY IS DISCONTINUED OR NOT CARRIED ON IN A REASONABLE MANNER. LENDER MAY DO WHATEVER IS NECESSARY TO PROTECT LENDER'S SECURITY INTEREST IN THE PROPERTY. THIS MAY INCLUDE COMPLETING THE CONSTRUCTION. LENDER'S RIGHT TO PERFORM FOR MORTGAGOR SHALL NOT CREATE AN OBLIGATION TO PERFORM, AND LENDER'S FAILURE TO PERFORM WILL NOT PRECLUDE LENDER FROM EXERCISING ANY OF LENDER'S OTHER RIGHTS UNDER THE LAW OR THIS MORTGAGE. ANY AMOUNTS PAID BY LENDER FOR INSURING, PRESERVING OR OTHERWISE PROTECTING THE PROPERTY AND LENDER'S SECURITY INTEREST WILL BE DUE ON DEMAND AND WILL BEAR INTEREST FROM THE DATE OF THE PAYMENT UNTIL PAID IN FULL AT THE INTEREST RATE IN EFFECT FROM TIME TO TIME ACCORDING TO THE TERMS OF THE EVIDENCE OF DEBT.

14. ASSIGNMENT OF LEASES AND RENTS. MORTGAGOR ASSIGNS, GRANTS, BARGAINS, CONVEYS AND MORTGAGES TO LENDER AS ADDITIONAL SECURITY ALL THE RIGHT, TITLE AND INTEREST IN THE FOLLOWING (PROPERTY).

     A. EXISTING OR FUTURE LEASES, SUBLEASES, LICENSES, GUARANTIES AND ANY OTHER WRITTEN OR VERBAL AGREEMENTS FOR THE USE AND OCCUPANCY OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, ANY EXTENSIONS, RENEWALS, MODIFICATIONS OR REPLACEMENTS (LEASES).

     B. RENTS, ISSUES AND PROFITS, INCLUDING BUT NOT LIMITED TO, SECURITY DEPOSITS, MINIMUM RENTS, PERCENTAGE RENTS, ADDITIONAL RENTS, COMMON AREA MAINTENANCE CHARGES, PARKING CHARGES, REAL ESTATE TAXES, OTHER APPLICABLE TAXES, INSURANCE PREMIUM CONTRIBUTIONS, LIQUIDATED DAMAGES FOLLOWING DEFAULT, CANCELLATION PREMIUMS, "LOSS OF RENTS" INSURANCE, GUEST RECEIPTS, REVENUES, ROYALTIES, PROCEEDS, BONUSES, ACCOUNTS, CONTRACT RIGHTS, GENERAL INTANGIBLES, AND ALL RIGHTS AND CLAIMS WHICH MORTGAGOR MAY HAVE THAT IN ANY WAY PERTAIN TO OR ARE ON ACCOUNT OF THE USE OR OCCUPANCY OF THE WHOLE OR ANY PART OF THE PROPERTY (RENTS).


     IN THE EVENT ANY ITEM LISTED AS LEASES OR RENTS IS DETERMINED TO BE PERSONAL PROPERTY, THIS ASSIGNMENT WILL ALSO BE REGARDED AS A SECURITY AGREEMENT.

     MORTGAGOR WILL PROMPTLY PROVIDE LENDER WITH COPIES OF THE LEASES AND WILL CERTIFY THESE LEASES ARE TRUE AND CORRECT COPIES. THE EXISTING LEASES WILL BE PROVIDED ON EXECUTION OF THE ASSIGNMENT, AND ALL FUTURE LEASES AND ANY OTHER INFORMATION WITH RESPECT TO THESE LEASES WILL BE PROVIDED IMMEDIATELY AFTER THEY ARE EXECUTED. MORTGAGOR MAY COLLECT, RECEIVE, ENJOY AND USE THE RENTS SO LONG AS MORTGAGOR IS NOT IN DEFAULT. MORTGAGOR WILL NOT COLLECT IN ADVANCE ANY RENTS DUE IN FUTURE LEASE PERIODS, UNLESS MORTGAGOR FIRST OBTAINS LENDER'S WRITTEN CONSENT. UPON DEFAULT, MORTGAGOR WILL RECEIVE

     ANY RENTS IN TRUST FOR LENDER AND MORTGAGOR WILL NOT COMMINGLE THE RENTS WITH ANY OTHER FUNDS. WHEN LENDER SO DIRECTS, MORTGAGOR WILL ENDORSE AND DELIVER ANY PAYMENTS OF RENTS FROM THE PROPERTY TO LENDER. AMOUNTS COLLECTED WILL BE APPLIED AT LENDER'S DISCRETION TO THE SECURED DEBTS, THE COSTS OF MANAGING, PROTECTING AND PRESERVING THE PROPERTY, AND OTHER NECESSARY EXPENSES. MORTGAGOR AGREES THAT THIS SECURITY INSTRUMENT IS IMMEDIATELY EFFECTIVE BETWEEN MORTGAGOR AND LENDER AND EFFECTIVE AS TO THIRD PARTIES ON THE RECORDING OF THIS ASSIGNMENT.

     AS LONG AS THIS ASSIGNMENT IS IN EFFECT, MORTGAGOR WARRANTS AND REPRESENTS THAT NO DEFAULT EXISTS UNDER THE LEASES, AND THE PARTIES SUBJECT TO THE LEASES HAVE NOT VIOLATED ANY APPLICABLE LAW ON LEASES, LICENSES AND LANDLORDS AND TENANTS. MORTGAGOR, AT ITS SOLE COST AND EXPENSE, WILL KEEP, OBSERVE AND PERFORM, AND REQUIRE ALL OTHER PARTIES TO THE LEASES TO COMPLY WITH THE LEASES AND ANY APPLICABLE LAW. IF MORTGAGOR OR ANY PARTY TO THE LEASE DEFAULTS OR FAILS TO OBSERVE ANY "* APPLICABLE LAW, MORTGAGOR WILL PROMPTLY NOTIFY LENDER. IF MORTGAGOR NEGLECTS OR REFUSES TO ENFORCE COMPLIANCE WITH THE TERMS OF THE LEASES, THEN LENDER MAY, AT LENDER'S OPTION, ENFORCE COMPLIANCE. MORTGAGOR WILL NOT SUBLET, MODIFY, EXTEND, CANCEL, OR OTHERWISE ALTER THE LEASES, OR ACCEPT THE SURRENDER OF THE PROPERTY COVERED BY THE LEASES (UNLESS THE LEASES SO REQUIRE) WITHOUT LENDER'S CONSENT. MORTGAGOR WILL NOT ASSIGN, COMPROMISE, SUBORDINATE OR ENCUMBER THE LEASES AND RENTS WITHOUT LENDER'S PRIOR WRITTEN CONSENT. LENDER DOES NOT ASSUME OR BECOME LIABLE FOR THE PROPERTY'S MAINTENANCE, DEPRECIATION, OR OTHER LOSSES OR DAMAGES WHEN LENDER ACTS TO MANAGE, PROTECT OR PRESERVE THE PROPERTY, EXCEPT FOR LOSSES AND DAMAGES DUE TO LENDER'S GROSS NEGLIGENCE OR INTENTIONAL TORTS. OTHERWISE, MORTGAGOR WILL INDEMNIFY LENDER AND HOLD LENDER HARMLESS FOR ALL LIABILITY, LOSS OR DAMAGE THAT LENDER MAY INCUR WHEN LENDER OPTS TO EXERCISE ANY OF ITS REMEDIES AGAINST ANY PARTY OBLIGATED UNDER THE LEASES.

15. CONDOMINIUMS; PLANNED UNIT DEVELOPMENTS. IF THE PROPERTY INCLUDES A UNIT IN A CONDOMINIUM OR A PLANNED UNIT DEVELOPMENT, MORTGAGOR WILL PERFORM ALL OF MORTGAGOR'S DUTIES UNDER THE COVENANTS, BY-LAWS, OR REGULATIONS OF THE CONDOMINIUM OR PLANNED UNIT DEVELOPMENT.

16.  DEFAULT. MORTGAGOR WILL BE IN DEFAULT IF ANY OF THE FOLLOWING OCCUR:

     A.   ANY PARTY  OBLIGATED  ON THE SECURED  DEBT FAILS TO MAKE  PAYMENT WHEN
          DUE;

     B. A BREACH OF ANY TERM OR COVENANT IN THIS MORTGAGE, ANY PRIOR MORTGAGE OR ANY CONSTRUCTION LOAN AGREEMENT, SECURITY AGREEMENT OR ANY OTHER DOCUMENT EVIDENCING, GUARANTYING, SECURING OR OTHERWISE RELATING TO THE SECURED DEBT;

     C.   THE MAKING OR  FURNISHING  OF ANY  VERBAL OR  WRITTEN  REPRESENTATION,
          STATEMENT OR WARRANTY TO LENDER THAT IS FALSE OR INCORRECT IN ANY MATERIAL RESPECT BY MORTGAGOR OR ANY PERSON OR ENTITY OBLIGATED ON THE SECURED DEBT;

     D. THE DEATH, DISSOLUTION, APPOINTMENT OF A RECEIVER, INSOLVENCY, OR APPLICATION OF ANY DEBTOR RELIEF LAW TO OR OF MORTGAGOR OR ANY PERSON OR ENTITY OBLIGATED ON THE SECURED DEBT;

     E. A GOOD FAITH BELIEF BY LENDER AT ANY TIME THAT LENDER IS INSECURE WITH RESPECT TO ANY PERSON OR ENTITY OBLIGATED ON THE SECURED DEBT OR THAT THE PROSPECT OF ANY PAYMENT IS IMPAIRED OR THE PROPERTY IS IMPAIRED;

     F. A MATERIAL ADVERSE CHANGE IN MORTGAGOR'S BUSINESS INCLUDING OWNERSHIP, MANAGEMENT, AND FINANCIAL CONDITIONS, WHICH LENDER IN ITS OPINION BELIEVES IMPAIRS THE VALUE OF THE PROPERTY OR REPAYMENT OF THE SECURED DEBT; OR

     G.   ANY LOAN  PROCEEDS  ARE USED FOR A  PURPOSE  THAT WILL  CONTRIBUTE  TO
          EXCESSIVE EROSION OF HIGHLY ERODIBLE LAND OR TO THE CONVERSION OF WETLANDS TO PRODUCE AN AGRICULTURAL COMMODITY, AS FURTHER EXPLAINED IN 7 C.F.R. PART 1940, SUBPART G, EXHIBIT M.

17. REMEDIES ON DEFAULT. IN SOME INSTANCES, FEDERAL AND STATE LAW WILL REQUIRE LENDER TO PROVIDE MORTGAGOR WITH NOTICE OF THE RIGHT TO CURE, MEDIATION NOTICES OR OTHER NOTICES AND MAY ESTABLISH TIME SCHEDULES FOR FORECLOSURE ACTIONS. SUBJECT TO THESE LIMITATIONS, IF ANY. LENDER MAY ACCELERATE THE SECURED DEBT AND FORECLOSE THIS MORTGAGE IN A MANNER PROVIDED BY LAW IF THIS MORTGAGOR IS IN DEFAULT.

          AT THE OPTION OF LENDER, ALL OR ANY PART OF THE AGREED FEES AND CHARGES, ACCRUED INTEREST AND PRINCIPAL SHALL BECOME IMMEDIATELY DUE AND PAYABLE, AFTER GIVING NOTICE IF REQUIRED BY LAW, UPON THE OCCURRENCE OF A DEFAULT OR ANYTIME THEREAFTER. IN ADDITION. LENDER SHALL BE ENTITLED TO ALL THE REMEDIES PROVIDED BY LAW, THE SECURED DEBT, THIS MORTGAGE AND ANY RELATED DOCUMENTS INCLUDING WITHOUT LIMITATION, THE POWER TO SELL THE PROPERTY. ALL REMEDIES ARE DISTINCT, CUMULATIVE AND NOT EXCLUSIVE, AND THE LENDER IS ENTITLED TO ALL REMEDIES PROVIDED AT LAW OR EQUITY, WHETHER EXPRESSLY SET FORTH OR NOT.
          THE ACCEPTANCE BY LENDER OF ANY SUM IN PAYMENT OR PARTIAL PAYMENT ON THE SECURED DEBT AFTER THE BALANCE IS DUE OR IS ACCELERATED OR AFTER FORECLOSURE PROCEEDINGS ARE FILED SHALL NOT CONSTITUTE A WAIVER OF LENDER'S RIGHT TO REQUIRE FULL AND COMPLETE CURE OF ANY EXISTING DEFAULT. BY NOT EXERCISING ANY REMEDY ON MORTGAGOR'S DEFAULT. LENDER DOES NOT WAIVE LENDER'S RIGHT TO LATER CONSIDER THE EVENT A DEFAULT IF IT CONTINUES OR HAPPENS AGAIN.

18. EXPENSES; ADVANCES ON COVENANTS; ATTORNEYS' FEES; COLLECTION COSTS. EXCEPT WHEN PROHIBITED BY LAW, MORTGAGOR AGREES TO PAY ALL OF LENDER'S EXPENSES IF MORTGAGOR BREACHES ANY COVENANT IN THIS MORTGAGE. MORTGAGOR WILL ALSO PAY ON DEMAND ALL OF LENDER'S EXPENSES INCURRED IN COLLECTING, INSURING, PRESERVING OR PROTECTING THE PROPERTY OR IN ANY INVENTORIES, AUDITS, INSPECTIONS OR OTHER EXAMINATION BY LENDER IN RESPECT TO THE PROPERTY. MORTGAGOR AGREES TO PAY ALL COSTS AND EXPENSES INCURRED BY LENDER IN ENFORCING OR PROTECTING LENDER'S RIGHTS AND REMEDIES UNDER THIS MORTGAGE, INCLUDING BUT NOT LIMITED TO REASONABLE ATTORNEYS' FEES (AS DETERMINED UNDER A.C.A. 1 6-22-308), COURT COSTS, AND OTHER LEGAL EXPENSES. ONCE THE SECURED DEBT IS FULLY AND FINALLY PAID, LENDER AGREES TO RELEASE THIS MORTGAGE AND MORTGAGOR AGREES TO PAY FOR ANY RECORDATION COSTS. ALL SUCH AMOUNTS ARE DUE ON DEMAND AND WILL BEAR INTEREST FROM THE TIME OF THE ADVANCE AT THE SAME RATE PROVIDED IN THE EVIDENCE OF DEBT AND AS PERMITTED BY LAW.

19. ENVIRONMENTAL LAWS AND HAZARDOUS SUBSTANCES. AS USED IN THIS SECTION, (1) "ENVIRONMENTAL LAW" MEANS, WITHOUT LIMITATION, THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT (CERCLA, 42 U.S.C. 9601 ET SEQ.), ALL OTHER FEDERAL, STATE AND LOCAL LAWS, REGULATIONS, ORDINANCES, COURT ORDERS, ATTORNEY GENERAL OPINIONS OR INTERPRETIVE LETTERS CONCERNING THE PUBLIC HEALTH, SAFETY, WELFARE, ENVIRONMENT OR A HAZARDOUS SUBSTANCE; AND (2) "HAZARDOUS SUBSTANCE" MEANS ANY TOXIC, RADIOACTIVE OR HAZARDOUS MATERIAL, WASTE, POLLUTANT OR CONTAMINANT WHICH HAS
     CHARACTERISTICS WHICH RENDER THE SUBSTANCE DANGEROUS OR POTENTIALLY DANGEROUS TO THE PUBLIC HEALTH, SAFETY, WELFARE OR ENVIRONMENT. THE TERM INCLUDES, WITHOUT LIMITATION, ANY SUBSTANCES DEFINED AS "HAZARDOUS MATERIAL," "TOXIC SUBSTANCES,"

"HAZARDOUS  WASTE"  OR  "HAZARDOUS   SUBSTANCE"  UNDER  ANY  ENVIRONMENTAL  LAW.
MORTGAGOR REPRESENTS, WARRANTS AND AGREES THAT, EXCEPT AS PREVIOUSLY DISCLOSED AND ACKNOWLEDGED IN WRITING:

     A. NO HAZARDOUS SUBSTANCE HAS BEEN, IS, OR WILL BE LOCATED, TRANSPORTED, MANUFACTURED, TREATED, REFINED, OR HANDLED BY ANY PERSON ON, UNDER OR ABOUT THE PROPERTY, EXCEPT IN THE ORDINARY COURSE OF BUSINESS AND IN STRICT COMPLIANCE WITH ALL APPLICABLE ENVIRONMENTAL LAW.

     B. MORTGAGOR HAS NOT AND WILL NOT CAUSE, CONTRIBUTE TO, OR PERMIT THE RELEASE OF ANY HAZARDOUS SUBSTANCE ON THE PROPERTY.

     C. MORTGAGOR WILL IMMEDIATELY NOTIFY LENDER IF (1) A RELEASE OR THREATENED RELEASE OF HAZARDOUS SUBSTANCE OCCURS ON, UNDER OR ABOUT THE PROPERTY OR MIGRATES OR THREATENS TO MIGRATE FROM NEARBY PROPERTY; OR (2) THERE IS A VIOLATION OF ANY ENVIRONMENTAL LAW CONCERNING THE PROPERTY. IN SUCH AN EVENT, MORTGAGOR WILL TAKE ALL NECESSARY REMEDIAL ACTION IN ACCORDANCE WITH ENVIRONMENTAL LAW.

     D. MORTGAGOR HAS NO KNOWLEDGE OF OR REASON TO BELIEVE THERE IS ANY PENDING OR THREATENED INVESTIGATION, CLAIM, OR PROCEEDING OF ANY KIND RELATING TO (1) ANY HAZARDOUS SUBSTANCE LOCATED ON, UNDER OR ABOUT THE PROPERTY; OR (2) ANY VIOLATION BY MORTGAGOR OR ANY TENANT OF ANY ENVIRONMENTAL LAW. MORTGAGOR WILL IMMEDIATELY NOTIFY LENDER IN WRITING AS SOON AS MORTGAGOR HAS REASON TO BELIEVE THERE IS ANY SUCH PENDING OR THREATENED INVESTIGATION, CLAIM, OR PROCEEDING. IN SUCH AN EVENT, LENDER HAS THE RIGHT, BUT NOT THE OBLIGATION, TO PARTICIPATE IN ANY SUCH PROCEEDING INCLUDING THE RIGHT TO RECEIVE COPIES OF ANY DOCUMENTS RELATING TO SUCH PROCEEDINGS.

     E. MORTGAGOR AND EVERY TENANT HAVE BEEN, ARE AND SHALL REMAIN IN FULL COMPLIANCE WITH ANY APPLICABLE ENVIRONMENTAL LAW.

     F. THERE ARE NO UNDERGROUND STORAGE TANKS, PRIVATE DUMPS OR OPEN WELLS LOCATED ON OR UNDER THE PROPERTY AND NO SUCH TANK, DUMP OR WELL WILL BE ADDED UNLESS LENDER FIRST CONSENTS IN WRITING.

     G. MORTGAGOR WILL REGULARLY INSPECT THE PROPERTY, MONITOR THE ACTIVITIES AND OPERATIONS ON THE PROPERTY, AND CONFIRM THAT ALL PERMITS, LICENSES OR APPROVALS REQUIRED BY ANY APPLICABLE ENVIRONMENTAL LAW ARE OBTAINED AND COMPLIED WITH.

     H. MORTGAGOR WILL PERMIT, OR CAUSE ANY TENANT TO PERMIT, LENDER OR LENDER'S AGENT TO ENTER AND INSPECT THE PROPERTY AND REVIEW ALL RECORDS AT ANY REASONABLE TIME TO DETERMINE (1) THE EXISTENCE, LOCATION AND NATURE OF ANY HAZARDOUS SUBSTANCE ON, UNDER OR ABOUT THE PROPERTY; (2) THE EXISTENCE, LOCATION, NATURE AND MAGNITUDE OF ANY HAZARDOUS SUBSTANCE THAT HAS BEEN RELEASED ON, UNDER OR ABOUT THE
          PROPERTY; OR (3) WHETHER OR NOT MORTGAGOR AND ANY TENANT ARE IN COMPLIANCE WITH APPLICABLE ENVIRONMENTAL LAW.

     I. UPON LENDER'S REQUEST AND AT ANY TIME. MORTGAGOR AGREES, AT MORTGAGOR'S EXPENSE, TO ENGAGE A QUALIFIED ENVIRONMENTAL ENGINEER TO PREPARE AN ENVIRONMENTAL AUDIT OF THE PROPERTY AND TO SUBMIT THE
          RESULTS OF SUCH AUDIT TO LENDER. THE CHOICE OF THE ENVIRONMENTAL ENGINEER WHO WILL PERFORM SUCH AUDIT IS SUBJECT TO LENDER'S APPROVAL.

     J. LENDER HAS THE RIGHT, BUT NOT THE OBLIGATION, TO PERFORM ANY OF MORTGAGOR'S OBLIGATIONS UNDER THIS SECTION AT MORTGAGOR'S EXPENSE.

     K. AS A CONSEQUENCE OF ANY BREACH OF ANY REPRESENTATION, WARRANTY OR PROMISE MADE IN THIS SECTION, (1) MORTGAGOR WILL INDEMNIFY AND HOLD LENDER AND LENDER'S SUCCESSORS OR ASSIGNS HARMLESS FROM AND AGAINST ALL LOSSES, CLAIMS, DEMANDS, LIABILITIES, DAMAGES, CLEANUP, RESPONSE AND REMEDIATION COSTS, PENALTIES AND EXPENSES, INCLUDING WITHOUT LIMITATION ALL COSTS OF LITIGATION AND ATTORNEYS' FEES, WHICH LENDER AND LENDER'S SUCCESSORS OR ASSIGNS MAY SUSTAIN; AND (2) AT LENDER'S DISCRETION, LENDER MAY RELEASE THIS MORTGAGE AND IN RETURN MORTGAGOR WILL PROVIDE LENDER WITH COLLATERAL OF AT LEAST EQUAL VALUE TO THE PROPERTY SECURED BY THIS MORTGAGE WITHOUT PREJUDICE TO ANY OF LENDER'S RIGHTS UNDER THIS MORTGAGE.

     L. NOTWITHSTANDING ANY OF THE LANGUAGE CONTAINED IN THIS MORTGAGE TO THE CONTRARY, THE TERMS OF THIS SECTION SHALL SURVIVE ANY FORECLOSURE OR SATISFACTION OF THIS MORTGAGE REGARDLESS OF ANY PASSAGE OF TITLE TO LENDER OR ANY DISPOSITION BY LENDER OF ANY OR AIL OF THE PROPERTY. ANY CLAIMS AND DEFENSES TO THE CONTRARY ARE HEREBY WAIVED.

20. CONDEMNATION. MORTGAGOR WILL GIVE LENDER PROMPT NOTICE OF ANY ACTION, REAL OR THREATENED, BY PRIVATE OR PUBLIC ENTITIES TO PURCHASE OR TAKE ANY OR ALL OF THE PROPERTY, INCLUDING ANY EASEMENTS, THROUGH CONDEMNATION, EMINENT DOMAIN, OR ANY OTHER MEANS. MORTGAGOR FURTHER AGREES TO NOTIFY LENDER OF ANY PROCEEDINGS INSTITUTED FOR THE ESTABLISHMENT OF ANY SEWER, WATER, CONSERVATION, DITCH, DRAINAGE, OR OTHER DISTRICT RELATING TO OR BINDING UPON THE PROPERTY OR ANY PART OF IT. MORTGAGOR AUTHORIZES LENDER TO
     INTERVENE IN MORTGAGOR'S NAME IN ANY OF THE ABOVE DESCRIBED ACTIONS OR CLAIMS AND TO COLLECT AND RECEIVE ALL SUMS RESULTING FROM THE ACTION OR CLAIM. MORTGAGOR ASSIGNS TO LENDER THE PROCEEDS OF ANY AWARD OR CLAIM FOR DAMAGES CONNECTED WITH A CONDEMNATION OR OTHER TAKING OF ALL OR ANY PART OF THE PROPERTY. SUCH PROCEEDS SHALL BE CONSIDERED PAYMENTS AND WILL BE
     APPLIED AS PROVIDED IN THIS MORTGAGE. THIS ASSIGNMENT OF PROCEEDS IS SUBJECT TO THE TERMS OF ANY PRIOR SECURITY AGREEMENT.


21.  INSURANCE. MORTGAGOR AGREES TO MAINTAIN INSURANCE AS FOLLOWS:

     A. MORTGAGOR SHALL KEEP THE IMPROVEMENTS NOW EXISTING OR HEREAFTER BUILT ON THE PROPERTY INSURED AGAINST LOSS BY FIRE, HAZARDS INCLUDED WITHIN THE TERM "EXTENDED COVERAGE" AND ANY OTHER HAZARDS, INCLUDING FLOODS OR FLOODING, FOR WHICH LENDER REQUIRES INSURANCE. THIS INSURANCE SHALL BE MAINTAINED IN THE AMOUNTS AND FOR THE PERIODS THAT LENDER REQUIRES. WHAT LENDER REQUIRES PURSUANT TO THE PRECEDING TWO SENTENCES CAN CHANGE DURING THE TERM OF THE SECURED DEBT. THE INSURANCE CARRIER PROVIDING THE INSURANCE SHALL BE CHOSEN BY MORTGAGOR SUBJECT TO LENDER'S APPROVAL, WHICH SHALL NOT BE UNREASONABLY WITHHELD. IF MORTGAGOR FAILS TO MAINTAIN THE COVERAGE DESCRIBED ABOVE. LENDER MAY, AT LENDER'S OPTION, OBTAIN COVERAGE TO PROTECT LENDER'S RIGHTS IN THE PROPERTY ACCORDING TO THE TERMS OF THIS MORTGAGE.

          ALL INSURANCE POLICIES AND RENEWALS SHALL BE ACCEPTABLE TO LENDER AND SHALL INCLUDE A STANDARD "MORTGAGE CLAUSE" AND, WHERE APPLICABLE, "LENDER LOSS PAYEE CLAUSE." LENDER SHALL HAVE THE RIGHT TO HOLD THE POLICIES AND RENEWALS. IF

          LENDER REQUIRES. MORTGAGOR SHALL PROMPTLY GIVE TO LENDER AIL RECEIPTS OF PAID PREMIUMS AND RENEWAL NOTICES. UPON LOSS, MORTGAGOR SHALL GIVE PROMPT NOTICE TO THE INSURANCE CARRIER AND LENDER. LENDER MAY MAKE PROOF OF LOSS IF NOT MADE PROMPTLY BY MORTGAGOR.


          UNLESS LENDER AND MORTGAGOR OTHERWISE AGREE IN WRITING, INSURANCE PROCEEDS SHALL BE APPLIED TO RESTORATION OR REPAIR OF THE PROPERTY DAMAGED IF THE RESTORATION OR REPAIR IS ECONOMICALLY FEASIBLE AND LENDER'S SECURITY IS NOT LESSENED. IF THE RESTORATION OR REPAIR IS NOT ECONOMICALLY FEASIBLE OR LENDER'S SECURITY WOULD BE LESSENED, THE INSURANCE PROCEEDS SHALL BE APPLIED TO THE SECURED DEBT, WHETHER OR NOT THEN DUE, WITH ANY EXCESS PAID TO MORTGAGOR. IF MORTGAGOR ABANDONS THE PROPERTY, OR DOES NOT ANSWER WITHIN 30 DAYS A NOTICE FROM LENDER THAT THE INSURANCE CARRIER HAS OFFERED TO SETTLE A CLAIM, THEN LENDER MAY COLLECT THE INSURANCE PROCEEDS. LENDER MAY USE THE PROCEEDS TO REPAIR OR RESTORE THE PROPERTY OR TO PAY THE SECURED DEBT WHETHER OR NOT THEN DUE. THE 30-DAY PERIOD WILL BEGIN WHEN THE NOTICE IS GIVEN.


          UNLESS LENDER AND MORTGAGOR OTHERWISE AGREE IN WRITING, ANY APPLICATION OF PROCEEDS TO PRINCIPAL SHALL NOT EXTEND OR POSTPONE THE DUE DATE OF SCHEDULED PAYMENTS OR CHANGE THE AMOUNT OF THE PAYMENTS. IF THE PROPERTY IS ACQUIRED BY LENDER, MORTGAGOR'S RIGHT TO ANY INSURANCE POLICIES AND PROCEEDS RESULTING FROM DAMAGE TO THE PROPERTY BEFORE THE ACQUISITION SHALL PASS TO LENDER TO THE EXTENT OF THE SECURED DEBT IMMEDIATELY BEFORE THE ACQUISITION.


     B. MORTGAGOR AGREES TO MAINTAIN COMPREHENSIVE GENERAL LIABILITY INSURANCE NAMING LENDER AS AN ADDITIONAL INSURED IN AN AMOUNT ACCEPTABLE TO LENDER, INSURING AGAINST CLAIMS ARISING FROM ANY ACCIDENT OR OCCURRENCE IN OR ON THE PROPERTY.

     C. MORTGAGOR AGREES TO MAINTAIN RENTAL LOSS OR BUSINESS INTERRUPTION INSURANCE, AS REQUIRED BY LENDER, IN AN AMOUNT EQUAL TO AT LEAST COVERAGE OF ONE YEAR'S DEBT SERVICE, AND REQUIRED ESCROW ACCOUNT DEPOSITS (IF AGREED TO SEPARATELY IN WRITING), UNDER A FORM OF POLICY ACCEPTABLE TO LENDER.

22. NO ESCROW FOR TAXES AND INSURANCE. UNLESS OTHERWISE PROVIDED IN A SEPARATE AGREEMENT, MORTGAGOR WILL NOT BE REQUIRED TO PAY TO LENDER FUNDS FOR TAXES AND INSURANCE IN ESCROW.

23. FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. MORTGAGOR WILL PROVIDE TO LENDER UPON REQUEST, ANY FINANCIAL STATEMENT OR INFORMATION LENDER MAY DEEM NECESSARY. MORTGAGOR WARRANTS THAT ALL FINANCIAL STATEMENTS AND INFORMATION MORTGAGOR PROVIDES TO LENDER ARE OR WILL BE ACCURATE, CORRECT, AND
     COMPLETE. MORTGAGOR AGREES TO SIGN, DELIVER, AND FILE AS LENDER MAY REASONABLY REQUEST ANY ADDITIONAL DOCUMENTS OR CERTIFICATIONS THAT LENDER MAY CONSIDER NECESSARY TO PERFECT, CONTINUE, AND PRESERVE MORTGAGOR'S OBLIGATIONS UNDER THIS MORTGAGE AND LENDER'S LIEN STATUS ON THE PROPERTY. IF MORTGAGOR FAIIS TO DO SO. LENDER MAY SIGN, DELIVER, AND FILE SUCH DOCUMENTS OR CERTIFICATES IN MORTGAGOR'S NAME AND MORTGAGOR HEREBY IRREVOCABLY APPOINTS LENDER OR LENDER'S AGENT AS ATTORNEY IN FACT TO DO THE THINGS NECESSARY TO COMPLY WITH THIS SECTION.

24. JOINT AND INDIVIDUAL LIABILITY; CO-SIGNERS; SUCCESSORS AND ASSIGNS SOUND. ALL DUTIES UNDER THIS MORTGAGE ARE JOINT AND INDIVIDUAL. IF MORTGAGOR SIGNS THIS MORTGAGE BUT DOES NOT SIGN THE EVIDENCE OF DEBT, MORTGAGOR DOES SO ONLY TO MORTGAGE MORTGAGOR'S INTEREST IN THE PROPERTY TO SECURE PAYMENT OF THE SECURED DEBT AND MORTGAGOR DOES NOT AGREE TO BE PERSONALLY LIABLE ON
     THE  SECURED  DEBT.  MORTGAGOR  AGREES  THAT  LENDER  AND ANY PARTY TO THIS
     MORTGAGE MAY EXTEND, MODIFY OR MAKE ANY CHANGE IN THE TERMS OF THIS MORTGAGE OR THE EVIDENCE OF DEBT WITHOUT MORTGAGOR'S CONSENT. SUCH A CHANGE WILL NOT RELEASE MORTGAGOR FROM THE TERMS OF THIS MORTGAGE. THE DUTIES AND BENEFITS OF THIS MORTGAGE SHALL BIND AND BENEFIT THE SUCCESSORS AND ASSIGNS OF MORTGAGOR AND LENDER. IF THIS MORTGAGE SECURES A GUARANTY BETWEEN LENDER AND MORTGAGOR AND DOES NOT DIRECTLY SECURE THE OBLIGATION WHICH IS GUARANTIED. MORTGAGOR AGREES TO WAIVE ANY RIGHTS THAT MAY PREVENT LENDER FROM BRINGING ANY ACTION OR CLAIM AGAINST MORTGAGOR OR ANY PARTY INDEBTED UNDER THE OBLIGATION INCLUDING, BUT NOT LIMITED TO, ANTI-DEFICIENCY OR ONE-ACTION LAWS.

25. APPLICABLE LAW; SEVERABILITY; INTERPRETATION. THIS MORTGAGE IS GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH LENDER IS LOCATED, EXCEPT TO THE EXTENT OTHERWISE REQUIRED BY THE LAWS OF THE JURISDICTION WHERE THE PROPERTY IS LOCATED. THIS MORTGAGE IS COMPLETE AND FULLY INTEGRATED. THIS MORTGAGE MAY NOT BE AMENDED OR MODIFIED BY ORAL AGREEMENT. ANY SECTION OR CLAUSE IN THIS MORTGAGE, ATTACHMENTS, OR ANY AGREEMENT RELATED TO THE SECURED DEBT THAT CONFLICTS WITH APPLICABLE LAW WILL NOT BE EFFECTIVE, UNLESS THAT LAW EXPRESSLY OR IMPLIEDLY PERMITS THE VARIATIONS BY WRITTEN AGREEMENT. IF ANY SECTION OR CLAUSE OF THIS MORTGAGE CANNOT BE ENFORCED ACCORDING TO ITS TERMS, THAT SECTION OR CLAUSE WILL BE SEVERED AND WILL NOT AFFECT THE ENFORCEABILITY OF THE REMAINDER OF THIS MORTGAGE. WHENEVER USED, THE SINGULAR SHALL INCLUDE THE PLURAL AND THE PLURAL THE SINGULAR. THE CAPTIONS AND HEADINGS OF THE SECTIONS OF THIS MORTGAGE ARE FOR CONVENIENCE ONLY AND ARE NOT TO BE USED TO INTERPRET OR DEFINE THE TERMS OF THIS MORTGAGE. TIME IS OF THE ESSENCE IN THIS MORTGAGE.

26. NOTICE. UNLESS OTHERWISE REQUIRED BY LAW, ANY NOTICE TO MORTGAGOR SHALL BE GIVEN BY DELIVERING IT OR BY MAILING IT BY FIRST CLASS MAIL TO MORTGAGOR'S ADDRESS ON PAGE 1 OF THIS MORTGAGE, OR TO ANY OTHER ADDRESS THAT MORTGAGOR HAS DESIGNATED IN WRITING. MORTGAGOR WILL GIVE ANY NOTICE TO LENDER BY MAILING IT FIRST CLASS TO LENDER'S ADDRESS ON PAGE 1 OF THIS MORTGAGE, OR TO ANY OTHER ADDRESS THAT LENDER HAS DESIGNATED IN WRITING. ANY NOTICE SHALL BE DEEMED TO HAVE BEEN GIVEN TO EITHER PARTY WHEN GIVEN IN THE MANNER STATED ABOVE.

27. WAIVERS. TO THE EXTENT APPLICABLE, MORTGAGOR WAIVES ALL RIGHTS RELATING TO APPRAISEMENT, SALE, REDEMPTION AND HOMESTEAD UNDER THE LAWS OF THE STATE OF ARKANSAS, ESPECIALLY UNDER 18-49-106. TO THE EXTENT APPLICABLE, MORTGAGOR RELINQUISHES ALL RIGHTS OF CURTESY AND DOWER IN THE PROPERTY.

28. CONSTRUCTION LOAN. IF THIS SECURITY INSTRUMENT SECURED A CONSTRUCTION LOAN, MORTGAGOR AGREES THAT LENDER IS NOT TRUSTEE FOR THE BENEFIT OF THE CONTRACTOR, SUBCONTRACTOR OR MATERIALMEN AND THAT SUCH CONTRACTOR, SUBCONTRACTOR OR MATERIALMEN DO NOT HAVE EQUITABLE LIENS ON THE LOAN PROCEEDS AND THAT THEY DO NOT HAVE THIRD-PARTY BENEFICIARY STATUS TO ANY OF THE LOAN PROCEEDS. LENDER IS OBLIGATED TO MAKE THE CONSTRUCTION ADVANCES. THE CONSTRUCTION ADVANCES SHALL BE APPLIED BY MORTGAGOR TO THE PAYMENT OF INTEREST, FEES, EXPENSES AND LABOR AND MATERIAL COSTS INCURRED IN THE CONSTRUCTION OF THE IMPROVEMENTS, AND/OR REMODELING AND REPAIRS OF THE EXISTING IMPROVEMENTS, LOCATED ON THE PROPERTY. NOTICE IS HEREBY GIVEN THAT TO THE FULL EXTENT PERMITTED UNDER ARK. STAT. ANN. SS. 18-44-110, THE LIEN OF THIS SECURITY INSTRUMENT WIIL HAVE PRIORITY OVER ANY STATUTORY LIENS ON ACCOUNT OF LABOR AND MATERIALS SUPPLIED FOR CONSTRUCTION.

29. U.C.C. PROVISIONS. IF CHECKED, THE FOLLOWING ARE APPLICABLE TO, BUT DO NOT LIMIT, THIS MORTGAGE:

CONSTRUCTION  LOAN.  THIS  MORTGAGE  SECURES  AN  OBLIGATION  INCURRED  FOR  THE
     CONSTRUCTION OF AN IMPROVEMENT ON THE PROPERTY.

FIXTURE FILING. MORTGAGOR GRANTS TO LENDER A SECURITY INTEREST IN ALL GOODS THAT
     MORTGAGOR OWNS NOW OR IN THE FUTURE AND THAT ARE OR WILL BECOME FIXTURES RELATED TO THE PROPERTY.

CROPS; TIMBER; MINERALS; RENTS, issues and Profits. MORTGAGOR GRANTS TO LENDER A
     SECURITY INTEREST IN ALL CROPS, TIMBER, AND MINERALS LOCATED ON THE PROPERTY AS WELL AS ALL RENTS, ISSUES, AND PROFITS OF THEM INCLUDING, BUT NOT LIMITED TO, ALL CONSERVATION RESERVE PROGRAM (CRP) AND PAYMENT IN KIND
     (PIK) PAYMENTS AND SIMILAR GOVERNMENTAL PROGRAMS (ALL OF WHICH SHALL ALSO BE INCLUDED IN THE TERM "PROPERTY").

PERSONAL  PROPERTY.  MORTGAGOR  GRANTS  TO  LENDER A  SECURITY  INTEREST  IN ALL
     PERSONAL PROPERTY LOCATED ON OR CONNECTED WITH THE PROPERTY. THIS SECURITY INTEREST INCLUDES ALL FARM PRODUCTS, INVENTORY, EQUIPMENT, ACCOUNTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, GENERAL INTANGIBLES, AND ALL OTHER ITEMS OF PERSONAL PROPERTY MORTGAGOR OWNS NOW OR IN THE FUTURE AND THAT ARE USED OR USEFUL IN THE CONSTRUCTION, OWNERSHIP, OPERATION, MANAGEMENT, OR MAINTENANCE OF THE PROPERTY. THE TERM "PERSONAL PROPERTY" SPECIFICALLY EXCLUDES THAT PROPERTY DESCRIBED AS "HOUSEHOLD GOODS" SECURED IN CONNECTION WITH A "CONSUMER" LOAN AS THOSE TERMS ARE DEFINED IN APPLICABLE FEDERAL REGULATIONS GOVERNING UNFAIR AND DECEPTIVE CREDIT PRACTICES.

30.  OTHER TERMS. IF CHECKED, THE FOLLOWING ARE APPLICABLE TO THIS MORTGAGE:

Line of Credit.  THE SECURED DEBT INCLUDES A REVOLVING LINE OF CREDIT PROVISION.
     ALTHOUGH THE SECURED DEBT MAY BE REDUCED TO A ZERO BALANCE, THIS MORTGAGE WILL REMAIN IN EFFECT UNTIL RELEASED.

Agricultural  PROPERTY.  MORTGAGOR COVENANTS AND WARRANTS THAT THE PROPERTY WILL
     BE USED PRINCIPALLY FOR AGRICULTURAL OR FARMING PURPOSES AND THAT MORTGAGOR IS AN INDIVIDUAL OR ENTITY ALLOWED TO OWN AGRICULTURAL LAND AS SPECIFIED BY LAW.

SEPARATE  Assignment.  THE  MORTGAGOR  HAS  EXECUTED OR WILL  EXECUTE A SEPARATE
     ASSIGNMENT OF LEASES AND RENTS. IF THE SEPARATE ASSIGNMENT OF LEASES AND RENTS IS PROPERLY EXECUTED AND RECORDED/THEN THE SEPARATE ASSIGNMENT WILL SUPERSEDE THIS SECURITY INSTRUMENT'S "ASSIGNMENT OF LEASES AND RENTS" SECTION.

Additional Terms.

















SIGNATURES:  BY  SIGNING  BELOW,  MORTGAGOR  AGREES TO THE  TERMS AND  COVENANTS
     CONTAINED IN THIS MORTGAGE AND IN ANY ATTACHMENTS THAT MORTGAGOR HAS SIGNED. MORTGAGOR ALSO ACKNOWLEDGES RECEIPT OF A COPY OF THIS MORTGAGE ON THE DATE STATED ABOVE ON PAGE 1.

G ACTUAL AUTHORITY WAS GRANTED TO THE PARTIES SIGNING BELOW BY RESOLUTION SIGNED AND DATED ________________.



ENTITY NAME: CAPITOL DEVELOPMENT OF ARKANSAS, INC   NAME:






/s/ Michael G. Todd           04/20/2004           (DATE)
----------------------------------------
    MICHAEL G TODD PRESIDENT
(Signature

--------------------------------------------------------------------------------




LJ REFER TO THE ADDENDUM WHICH IS ATTACHED AND INCORPORATED HEREIN FOR ADDITIONAL MORTGAGORS, SIGNATURES AND ACKNOWLEDGMENTS.

FORM 715
        (C)1993. 2001 BANKERS SYSTEMS. INC.. ST.
        CLOUD. MN  FORM AGCO-HESL-AR   1/2/2003


STATE OF  ARKANSAS,  COUNTY OF  PULASKI } SS

ON THIS 22ND DAY OF APRIL 2004 , BEFORE ME , A NOTARY, PERSONALLY APPEARED MICHAEL G. TODD (TITLE(S) OF PRESIDENT

(NAME OF BUISNESS OR ENTITY) CAPITOL DEVELOPMENT OF ARKANSAS, INC, AND THAT THEY, AS SUCH OFFICERS, BEING AUTHORIZED SO TO DO, EXECUTING THE FORGOING INSTRUMENT FOR THE PURPOSES THEREIN CONTAINED, BY SIGNING THE NAME OF THE BUISNESS OR ENTITY AS SUCH OFFICERS.

     MY COMMISSION EXPIRES : 3-20-2013

                                                                 2004033146
                                   Exhibit "A"


Tract One:
Tract D-R, being a Re-Plat of Tract D Maumelle Town Center Addition to the City of Maumelle, Arkansas, which includes Shared Access Easement 'B', and being shown on plat recorded as Plat No. G-607, records of Pulaski County, Arkansas, lying in the Southwest 1/4 of Section 33, Township 3 North, Range 13 West more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of Section 33, Township 3 North, Range 13 West (Arkansas State Plane Coordinates of North 188,568.425 East 1,877,503.537); thence North 00 degrees 00 minutes 00 seconds East 211.92 feet; thence North 90 degrees 00 minutes 00 seconds East 597.77 feet to the point of beginning which is also on the East right of way of Club Manor Drive; thence along a 81.1453 degree curve to the right 56.65 feet to a point having a chord bearing and distance of North 85 degrees 21 minutes 01 seconds East 52.03 feet to a point on the South right of way of Audubon Drive; thence along a 4.5752 degree curve to the left 509.35 feet to a point having a chord bearing and distance of South 56 degrees 04 minutes 53 seconds East 505.85 feet; thence South 67 degrees 44 minutes 00 seconds East 11.00 feet; thence leaving said right of way South 22 degrees 16 minutes 00 seconds West 297.00 feet; thence South 67 degrees 44 minutes 00 seconds East 220.00 feet to a point which is also on the West right of way of Maumelle Boulevard; thence continuing along said right of way line South 22 degrees 16 minutes 00 seconds West 193.02 feet; thence South 22 degrees 16 minutes 07 seconds West 685.52 feet; thence leaving said right of way North 67 degrees 43 minutes 53 seconds West 503.11 feet; thence South 22 degrees 26 minutes 51 seconds West 339.61 feet; thence along a
24.9113 degree curve to the left 83.37 feet to a point having a chord bearing and distance of South 12 degrees 03 minutes 47 seconds West 82.92 feet; thence South 01 degree 40 minutes 43 seconds West 33.04 feet; thence South 45 degrees 49 minutes 57 seconds West 34.83 feet to a point which is also on the North right of way of Odom Boulevard; thence continuing along said right of way South 89 degrees 59 minutes 11 seconds West 102.44 feet; thence North 89 degrees 02 minutes 25 seconds West 60.77 feet; thence North 89 degrees 59 minutes 27 seconds West 261.99 feet; thence leaving said North right of way line along a
81.1453 degree curve to the right 62.83 feet to a point having a chord bearing and distance of North 44 degrees 59 minutes 26 seconds West 56.57 feet to a point which is also on the East right of way of Club Manor Drive; thence continuing along said right of way North 00 degrees 00 minutes 34 seconds East
299.72 feet; thence along a 4.7837 degree curve to the right 919.67 feet to a point having a chord bearing and distance of North 22 degrees 00 minutes 23 seconds East 897.24 feet; thence North 44 degrees 00 minutes 13 seconds East
754.39 feet to the point of beginning.

Tract Two:
Tract Dl, being a Re-Plat of Tract D Maumelle Town Center Addition to the City of Maumelle, Arkansas, which includes Shared Access Easement 'A', and being shown on plat recorded as Plat NOL G-607, records of Pulaski County, Arkansas, lying in the Southwest 1/4 of Section 33, Township 3 North, Range 13 West more particularly described as follows:

Commencing at the Northwest corner of the Southwest Quarter of Section 33, Township 3 North, Range 13 West (Arkansas State Plane coordinates of North 188,568.425 East 1,877,503.537); thence South 00 degrees 00 minutes 00 seconds West 1050.91 feet; thence South 90 degrees 00 minutes 00 seconds East 372.08 feet to the point of beginning; thence South 67 degrees 43 minutes 53 seconds East 503.11 feet to a point which is also on the West right of way of Maumelle Boulevard; thence South 22 . degrees 15 minutes 07 seconds West 347.67 feet; thence leaving said right of way along a 90.5503 degree curve to the right 79.02 feet to point having a chord bearing and distance of South 66 degrees 59 minutes 21 seconds West 71.05 feet to a point which is also on the North right of way of Odom Boulevard; thence continuing along said right of way North 68 degrees 17 minutes 25 seconds West 20.70 feet; thence along a 5.0682 degree curve to the left 324.55 feet to a point having a chord bearing and distance of North 76 degrees 30 minutes 41 seconds West 323.43 feet; thence along a 5.0662 degree curve to the left 104.25 feet to a point having a chord bearing and distance of North 87 degrees 22 minutes 23 seconds West 104.21 feet; thence South 89 degrees 59 minutes 11 seconds West 3.50 feet; thence leaving said right of way North 45 degrees 49 minutes 57 seconds East 34.83 feet; thence North 01 degrees 40 minutes 43 seconds East 33.04 feet; thence along a 24.9115 degree curve to the right 83.37 feet to a point having a chord bearing and distance of North 12 degrees 03 minutes 47 seconds East 82.92 feet; thence North 22 degrees 26 minutes 51 seconds East 339.61 feet to the point of beginning.





                                                                  April 21, 2004
                                                                  2004-4033
                                                                            I si